Helping Build The Bay Area—The Union Way

The AFL-CIO Housing Investment Trust builds on 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in the Bay Area

Since Inception in 1984

22	$484.7M	$915.4M	10.5M	3,578
Projects	HIT Investment Amount	Total Development Cost	Hours of Union Construction Work	Housing Units Created or Preserved
$2.4B	11,585	$1.0B	$110.0M	36%
Total Economic Impact	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Percent Affordable

PROJECT PROFILE:

SAN CRISTINA

The HIT provided $17.5 million in financing for the $49.3 million substantial rehabilitation of the 58-unit all affordable San Cristina apartments, creating an estimated 232,130 hours of union construction work.

PROJECT PROFILE:

JAZZIE COLLINS APARTMENTS

The HIT provided $19.1 million in funding for the $52.5 million new construction of the 96-unit all affordable Jazzie Collins Apartments in San Francisco, creating an estimated 368,640 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of June 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

Helping Build the Bay Area —The Union Way	JUNE 2024

Rincon Green @ 333 Harrison—San Francisco	Casa del Pueblo Apartments—San Jose	Potrero Launch Apartments—San Francisco

“The Bay Area faces an affordable housing crisis. The HIT’s mission of building affordable housing using union labor means addressing this social need while creating quality jobs, ensuring working families can afford to live in our community.”

—Rudy Gonzalez

    Secretary-Treasurer, San Francisco Building and Construction Trades Council

HIGHLIGHTS OF BAY AREA INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
Gabilan Apartments Phase I and II	Salinas	$16,820,900	$43,348,674	454,450
101 Polk	San Francisco	$58,084,400	$82,847,679	906,890
Arc Light Apartments	San Francisco	$32,462,900	$47,948,451	882,410
Heritage Homes	San Francisco	$7,400,000	$27,999,667	299,500
Jazzie Collins Apartments	San Francisco	$19,058,892	$52,515,971	368,640
Rincon Green @ 333 Harrison	San Francisco	$70,001,400	$105,000,000	1,464,530
Potrero Launch Apartments	San Francisco	$2,585,000	$80,400,000	1,156,820
San Cristina	San Francisco	$17,472,000	$49,334,105	232,130
Ventana Residences	San Francisco	$52,000,000	$121,934,463	805,240
Casa del Pueblo Apartments	San Jose	$24,982,000	$62,613,111	513,280

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of June 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this table may not reflect HIT’s current portfolio for any or all ofthe following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com